Exhibit 10.8

PARTICIPANTS TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT AND THE BANK’S 2011 OMNIBUS EQUITY INCENTIVE PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF THE BANK BEFORE DECEMBER 21, 2012.

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

BANK OF SOUTHERN CALIFORNIA, N.A.

STOCK OPTION AGREEMENT

2011 OMNIBUS EQUITY INCENTIVE PLAN

☐ Incentive Stock Option

☐ Non-Qualified Stock Option for:

☐ Director

☐ Officer

☐ Key Employee

☐ Consultant

THIS STOCK OPTION AGREEMENT (this “Stock Option”), dated as of the _______ day of____________, 20____ is entered into by and between Bank of Southern California, N.A. (the “Bank”) and ________________________________ (“Participant”) pursuant to the Bank of Southern California, N.A. 2011 Omnibus Equity Incentive Plan as in effect and as amended from time to time (the “Plan”) with reference to the following:

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Bank to grant to Participant a Stock Option to purchase all or any part of _______________ (____________) authorized but unissued shares of the Bank’s Common Stock at the price of _________________ Dollars ($_________) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

NOW, THEREFORE, it is hereby agreed:

1. Grant of Stock Option. Pursuant to said action of the Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Participant the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of Common Stock at the price of _______________ Dollars ($_______) per share. For purposes of this Agreement and the Plan, the date of grant shall be ____________________ (the “Award Date). At the Award Date, Participant ____ does not own / ____ owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Bank or any Subsidiary.

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The Stock Option granted hereunder ____ is / ____ is not intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

2. Exercisability. This Stock Option shall be exercisable as to __________ Option Shares on ____________________; as to ___________ Option Shares on ____________________; as to ___________ Option Shares on _____________________; as to ___________ Option Shares on _____________________; and as to ___________ Option Shares on _____________________. This Stock Option shall remain exercisable as to all of such Option Shares until _________, 20___ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. Option Shares as to which this Stock Option become exercisable may be purchased at any time prior to expiration of this Stock Option.

3. Exercise of Stock Option. This Stock Option may be exercised by written notice substantially in the form of Exhibit “1” hereto delivered to the Bank stating the number of Option Shares with respect to which this Stock Option is being exercised, together with cash (or bank, cashier’s or certified check) and/or, if permitted at or before the time of exercise by the Committee, shares of Common Stock of the Bank which when added to the cash payment, if any, have an aggregate Fair Market Value equal to the full amount of the purchase price of such Option Shares. If the shares of Common Stock have not been registered with the Office of the Comptroller of the Currency pursuant to the registration requirements of the Securities Act of 1933, Participant must also deliver a written representation letter substantially in the form of Exhibit “3” hereto. Not less than ten (10) Option Shares may be purchased at any one time unless the number purchased is the total number which remains to be purchased under this Stock Option and in no event may the Stock Option be exercised with respect to fractional shares. Upon exercise, Participant shall make appropriate arrangements and shall be responsible for the withholding of all federal and state income taxes then due, if any.

4. Prior Outstanding Stock Options. An Incentive Stock Option held by Participant may be exercisable while the Participant has outstanding and unexercised any Incentive Stock Option previously granted to him or her by the Bank, or a bank or corporation which (at the time of grant) is a parent or Subsidiary of the Bank, or a predecessor corporation of any such entity.

5. Cessation of Affiliation. Except as provided in Paragraph 6 hereof, if, for any reason other than Participant’s Total Disability or death, Participant ceases to be employed by or Affiliated with the Bank or a Subsidiary, this Stock Option shall expire ninety (90) days thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after cessation of employment or Affiliation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Participant ceased to be employed by or Affiliated with the Bank or Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. The provisions of this Paragraph 5 shall not apply to an Participant whose Stock Option was granted on the basis of such Participant’s status as a Consultant.

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6. Termination for Cause. If Participant’s employment by or Affiliation with the Bank or a Subsidiary is terminated for cause, this Stock Option shall automatically expire unless reinstated by the Committee within thirty (30) days of such termination by giving written notice of such reinstatement to Participant. In the event of such reinstatement, Participant may exercise this Stock Option only to such extent, for such time, and upon such terms and conditions as if Participant had ceased to be employed by or Affiliated with the Bank or a Subsidiary upon the date of such termination for a reason other than cause, Total Disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith, or any conduct detrimental to the interests of the Bank or a Subsidiary, and, in any event, the determination of the Committee with respect thereto shall be final and conclusive.

7. Disability or Death of Participant. If Participant becomes subject to a Total Disability or dies before the expiration date of this Stock Option, including the ninety (90)-day period referred to in Paragraph 5 hereof, this Stock Option shall automatically expire and terminate one (1) year after the date of Participant’s Total Disability or death or on the expiration day specified in Paragraph 2 hereof, whichever is earlier. After Participant’s Total Disability or death but before such expiration, the person or persons to whom Participant’s rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Participant’s estate, subject to the provisions of Paragraph 13 hereof, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Participant died or became disabled.

8. Nontransferability. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Participant’s lifetime only by Participant.

9. Employment. This Stock Option shall not obligate the Bank or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Bank or a Subsidiary to increase or reduce Participant’s compensation.

10. Privileges of Stock Ownership. Participant shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Participant as provided in the Plan. Except as provided in Section 1.7 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

11. Entire Agreement; Amendment. This Stock Option, including the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The rights of Participant are subject to modification as proved in Section 4.2 of the Plan.

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12. Notification of Sale. Participant agrees that Participant, or any person acquiring Option Shares upon exercise of this Stock Option, will notify the Bank in writing not more than ten (10) days after any sale or other disposition of such Option Shares.

13. Approvals. To the extent this Stock Option is intended to qualify as an Incentive Stock Option, then this Stock Option and the issuance of Option Shares hereunder are expressly subject to the approval of the Plan and the form of this Stock Option by the holders of not less than a majority of the voting stock of the Bank. This Stock Option may not be exercised unless and until all applicable requirements of all regulatory agencies having jurisdiction with respect thereto, and of the securities exchanges upon which securities of the Bank are listed, if any, have been complied with.

14. Incorporation of Plan. All of the provisions of the Plan are incorporation herein by reference as if set forth in full in this Stock Option. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions contained herein shall be disregarded.

15. Notices. All notices to the Bank provided for in this Stock Option shall be addressed to it in care of its Chief Executive Officer, Chief Financial Officer or Corporate Secretary at its main office and all notices to Participant shall be addressed to Participant’s address on file with the Bank or a Subsidiary, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 4.16 of the Plan.

16. Binding Agreement; Assignment. This Stock Option shall inure to the benefit of, be binding upon, and be enforceable by the Bank and its successors and assigns. Other than upon death, Total Disability, or pursuant to a domestic relations order under applicable state law, no rights or interests under this Stock Option may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by Participant or any beneficiary(ies) of Participant.

17. Compliance with Laws. The issuance of the Option Shares pursuant to this Stock Option shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Bank shall not be obligated to issue any of the Option Shares pursuant to this Stock Option if such issuance would violate any such requirements. If the shares of Common Stock have not been registered with the Office of the Comptroller of the Currency pursuant to the registration requirements of the Securities Act of 1933 at the time this Stock Option is granted, Participant must also deliver a written representation letter substantially in the form of Exhibit “2” hereto at the time this Stock Option is executed.

18. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Stock Option and the Plan and the consummation of the transactions contemplated hereunder.

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19. Headings. The titles and headings of the various sections of this Stock Option have been inserted for convenience of reference only and shall not be deemed to be a part of this Award.

20. Severability. The invalidity or unenforceability of any provisions of this Stock Option in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Stock Option in such jurisdiction or the validity, legality, or enforceability of any provision of this Stock Option in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Bank has caused this Stock Option to be executed by its duly authorized officer, and the Participant has hereunto set his hand, all as of the Award Date specified above.

BANK OF SOUTHERN CALIFORNIA, N.A.	PARTICIPANT

Name:	Name:
Title:

ACKNOWLEDGMENT:

I hereby acknowledge receipt of a copy of this Stock Option as well as a copy of the Bank of Southern California, N.A. 2011 Omnibus Equity Incentive Plan.

PARTICIPANT

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EXHIBIT “1”

NOTICE OF EXERCISE OF STOCK OPTION

Bank of Southern California, N.A.

12265 El Camino Real, Suite 100

San Diego, CA 92130

Attention: President

Gentlemen:

Pursuant to a Stock Option Agreement dated __________, 20___, Bank of Southern California, N.A. granted to me an option covering __________ shares of its Common Stock at a price of ___________ per share. Taking into account all appropriate adjustments for stock splits and dividends and the like, as well as for option shares already exercised, if any, that Stock Option Agreement presently covers ________ shares at approximately $__________ per share.

By executing this Notice, I hereby exercise the option as to ___________ shares (the “Shares”), for an aggregate purchase price of $__________, which Shares are currently vested and exercisable pursuant to the terms of the Stock Option Agreement. The exercise of the stock options effected hereby is subject to and pursuant to the terms of the Bank of Southern California, N.A. 2011 Omnibus Equity Incentive Plan and the Stock Option Agreement by and between me and Bank of Southern California, N.A.

In accordance with the terms of the 2011 Omnibus Equity Incentive Plan and my Stock Option Agreement, I hereby tender payment for, and the amount to be withheld for taxes upon, the purchase of the Shares as follows:

1.	Purchase Price Paid: $___________

	Form(s) of Payment:	☐	cash;
		☐	bank, cashier’s or certified
		☐	check;
		☐	funds transfer from account ____________; or
		☐	______ shares of the Bank’s common stock (requires special approvals)

2.	Withholding taxes:	☐	submitted herewith is $_______; or
		☐	I have instructed Bank of Southern California, N.A. not to deposit with the Internal Revenue Service and the California Franchise Tax Board any amount required to be withheld, as I will personally assume responsibility for the amounts and timing of my estimated tax withholding.

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As reported to me by ___________________, an officer of Bank of Southern California, N.A., the fair market value per share of Bank of Southern California, N.A.’s common stock as of this date is $_______________.

Please register the Shares in the following manner:

_____________________________________

Print or Type Name

Please mail certificate to the following address:

_____________________________________

_____________________________________

_____________________________________

Signature

Dated:
Print or Type Name

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EXHIBIT “2”

___________, _____

Bank of Southern California, N.A.

12265 El Camino Real, Suite 100

San Diego, CA 92130

Attention: President

Dear ______________:

On this _____ day of ___________________, 20___, the undersigned has received, pursuant to the Bank of Southern California, N.A. 2011 Omnibus Equity Incentive Plan (the “Plan”) and the Stock Option Agreement (the “Agreement”) by and between Bank of Southern California, N.A. (the “Bank”) and the undersigned dated ___________________, 20___, an option to purchase ___________ shares of the Bank’s common stock (the “Stock”).

In consideration of the grant of such option by the Bank:

1. I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

2. I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of the Bank to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to the Bank that the transfer will not violate the federal securities laws.

3. I understand that the Bank is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such option to me and upon subsequently issuing any Stock pursuant to the Plan and the Agreement without the Bank first registering the same under the Securities Act of 1933, as amended.

4. I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with the Bank’s transfer agent.

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5. In further consideration for the grant of an option to purchase Stock of the Bank the undersigned hereby agrees to indemnify the Bank and hold the Bank harmless against all liability, cost, or expenses (including reasonable attorney’s fees) arising out of or as a result of any distribution or resale of shares of the Stock by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Bank.

Very truly yours,

(Signature)

(Type or Print Your Name)

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EXHIBIT “3”

___________, _____

Bank of Southern California, N.A.

12265 El Camino Real, Suite 100

San Diego, CA 92130

Attention: President

Dear ______________:

On this _____ day of __________________, 20___, the undersigned has acquired, pursuant to the Bank of Southern California, N.A., 2011 Omnibus Equity Incentive Plan (the “Plan”) and the Stock Option Agreement (the “Agreement”) by and between Bank of Southern California, N.A. (the “Bank”) and the undersigned dated __________________, 20___, _____________ shares of the Bank’s common stock (the “Stock”). In consideration of the issuance by the Bank to the undersigned of said shares of the Stock:

1. I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

2. I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of the Bank to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

3. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Bank is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

4. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

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“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO BANK OF SOUTHERN CALIFORNIA, N.A., THAT REGISTRATION IS NOT REQUIRED.”

5. I hereby agree and understand that the Bank will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

6. In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify the Bank and hold the Bank harmless against all liability, costs, or expenses (including reasonable attorney’s fees) arising out of or as a result of any distribution or resale by the undersigned or any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Bank.

Very truly yours,

(Signature)

(Type or Print Your Name)

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